Amended and Restated
Schedule A
to the
Amended and Restated Distribution Agreement
by and between
The Marsico Investment Fund
And
UMB Distribution Services, LLC

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement as follows, effective as of the date set forth below:

Name of Funds

The Marsico Focus Fund
The Marsico Growth Fund
The Marsico 21st Century Fund
The Marsico International Opportunities Fund
The Marsico Flexible Capital Fund
The Marsico Global Fund
The Marsico Emerging Markets Fund

In witness whereof, the undersigned have executed this Amended and Restated Schedule A to the Amended and Restated Distribution Agreement between The Marsico Investment Fund and UMB Distribution Services, LLC, effective as of the 15th day of December, 2010.

UMB DISTRIBUTION SERVICES, LLC		THE MARSICO INVESTMENT FUND

By:	/s/ Robert J. Tuszynski	By:	/s/ Neil L. Gloude

Title:	President	Title:	Vice President, Secretary and Treasurer

Amended and Restated
Schedule B
to the
Amended and Restated Distribution Agreement
by and between
The Marsico Investment Fund
And
UMB Distribution Services, LLC

Intending to be legally bound, the undersigned hereby amend and restate Schedule B to the aforesaid Agreement as follows, effective as of the date set forth below:

Focus Fund	Up to $250 Million	2.0 basis points
	$250 Million to $500 Million	1.0 basis points
	$500 Million to $1 Billion	0.5 basis points
	Over $1 Billion	0.3 basis point

Growth Fund	Up to $250 Million	2.0 basis points
	$250 Million to $500 Million	1.0 basis points
	$500 Million to $1 Billion	0.5 basis points
	Over $1 Billion	0.3 basis point

21st Century Fund	Up to $250 Million	2.0 basis points
	$250 Million to $500 Million	1.0 basis points
	$500 Million to $1 Billion	0.5 basis points
	Over $1 Billion	0.3 basis point

International Opportunities
Fund	Up to $250 Million	2.0 basis points
	$250 Million to $500 Million	1.0 basis points
	$500 Million to $1 Billion	0.5 basis points
	Over $1 Billion	0.3 basis point

Flexible Capital Fund	Up to $250 Million	2.0 basis points
	$250 Million to $500 Million	1.0 basis points
	$500 Million to $1 Billion	0.5 basis points
	Over $1 Billion	0.3 basis point

Global Fund	Up to $250 Million	2.0 basis points
	$250 Million to $500 Million	1.0 basis points
	$500 Million to $1 Billion	0.5 basis points
	Over $1 Billion	0.3 basis point

Emerging Markets Fund	Up to $250 Million	2.0 basis points
	$250 Million to $500 Million	1.0 basis points
	$500 Million to $1 Billion	0.5 basis points
	Over $1 Billion	0.3 basis point

In witness whereof, the undersigned have executed this Amended and Restated Schedule B to the Amended and Restated Distribution Agreement between The Marsico Investment Fund and UMB Distribution Services, LLC, effective as of the 15th day of December, 2010.

UMB DISTRIBUTION SERVICES, LLC		THE MARSICO INVESTMENT FUND

By:	/s/ Robert J. Tuszynski	By:	/s/ Neil L. Gloude

Title:	President	Title:	Vice President, Secretary and Treasurer